SECURITY CAPITAL CORPORATION

BATESVILLE, MISSISSIPPI

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

March 6, 2009

Dear Shareholder:

Enclosed you will find a Notice of the Annual Shareholders Meeting for 2009, a Five Year Summary of Financial Data and a Request Form for an Annual Report and Proxy Statement.

In a continuing effort to improve earnings, the Board of Directors has adopted the new proxy access rules as set by the Securities and Exchange Commission and, therefore, lowering the costs related to printing and mailing proxy materials.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on
April 16, 2009.

•	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Proxy Statement and the 2008 Annual Report are available at www.firstsecuritybk.com/AnnualReport. Your password to access the reports is
2008PROXY.

•	If you want to receive a paper copy or an e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed on the enclosed Request for an Annual Report and Proxy Statement on or before April 1, 2009 to facilitate timely delivery.  A self-addressed, stamped envelope is enclosed for your convenience.

The Annual Shareholders Meeting is to be held on Thursday, April 16, 2009, at 10:00 A. M. at the Home Office of First Security Bank, Batesville, Mississippi.

Your 2009 Proxy will be mailed on April 1.  I urge you to complete the Proxy promptly on receiving it and return it in the enclosed self-addressed postage paid envelope that will be provided, even if you plan to attend the meeting

This institution is grateful for the loyalty and support of you, our friends and shareholders.  We look forward to seeing you at the Annual Meeting.

Sincerely yours,

SECURITY CAPITAL CORPORATION

Frank West
President and CEO

Table of Contents

NOTICE OF ANNUAL SHAREHOLDERS' MEETING	1

PROXY STATEMENT
2
SOLICITATION BY BOARD OF DIRECTORS OF SECURITY CAPITAL CORPORATION

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1) ON PROXY CARD	3

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION	8

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	10

PROPOSAL NO. 2 – APPROVAL OF INCREASE IN AUTHORIZED SHARES OF COMMON STOCK (ITEM 2) ON PROXY CARD FROM 5,000,000 TO 10,000,000	11

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FEES COMMITTEES OF THE BOARD OF DIRECTORS	12 12

REPORT OF THE AUDIT COMMITTEE	12

OTHER MATTERS	13

PROPOSALS FOR 2010 ANNUAL MEETING	13

SECURITY CAPITAL CORPORATION
POST OFFICE BOX 690
BATESVILLE, MISSISSIPPI 38606

March 6, 2009

NOTICE OF ANNUAL SHAREHOLDERS’ MEETING

To the Shareholders of
Security Capital Corporation
Batesville, Mississippi 38606

NOTICE IS HEREBY GIVEN that, pursuant to call of its Directors and in compliance with the Bylaws, the regular annual meeting of shareholders of the Security Capital Corporation (the 'Company’, Batesville, Mississippi, will be held at the Home Office of First Security Bank, Batesville, Mississippi, on Thursday, April 16, 2009, at 10:00 A.M. for the purpose of considering and voting on the following proposals:

1.
ELECTION OF DIRECTORS: The election of three (3) persons listed in the Proxy Statement dated March 6, 2009, accompanying this notice, as members of the Board of Directors for a term of three years expiring 2012 and the election of one (1) person for a term expiring 2011.

2.	APPROVAL OF INCREASE IN AUTHORIZED COMMON STOCK SHARES: The approval of increasing the authorized shares of common stock from 5,000,000 to 10,000,000.

3.	Whatever other business may be properly brought before the meeting or any adjournment thereof.

Whether or not you contemplate attending the meeting, it is requested that you complete and return your Proxy as soon as possible. Proxies will be mailed on April 1, 2009.  If you attend the meeting, you may withdraw your Proxy and vote in person.

Only those shareholders of record at the close of business on March 6, 2009, shall be entitled to notice of and  to vote at this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Frank West
President and CEO

Dated and available at
Batesville, Mississippi
On or about March 6, 2009

SECURITY CAPITAL CORPORATION
POST OFFICE BOX 690
BATESVILLE, MISSISSIPPI 38606

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS’ TO BE HELD ON
APRIL 16, 2009

SOLICITATION BY BOARD OF DIRECTORS OF
SECURITY CAPITAL CORPORATION

This statement is furnished to the shareholders of Security Capital Corporation (the ‘Company’) in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders to be held at the Home Office of First Security Bank, Batesville, Mississippi, on Thursday, April 16, 2009, at 10:00 A. M., local time or any adjournment (s) thereof, for the matters set out in the foregoing notice of Annual Shareholders’ Meeting. The approximate date on which this Proxy Statement and form of proxy are first being available to shareholders is
March 6, 2009.

Only those shareholders of record on the books of the Company at the close of business on March 6, 2009 (the ‘Record Date’) are entitled to notice of and to vote at the meeting. On March 6, 2009, the Company had outstanding of record 2,882,709 shares of Common Stock. Each share is entitled to one (1) vote. In the election of Directors, each shareholder has cumulative voting rights, so that a shareholder may vote the number of shares owned by him for as many persons as there are Directors to be elected, or he may multiply the number of shares by the number of Directors to be elected and allocate the resulting votes to one or any number of candidates. For example, if the number of Directors to be elected is three (3), a shareholder owning ten (10) shares may cast ten (10) votes for each of three (3) nominees, or cast thirty (30) votes for any one (1) nominee or allocate the thirty (30) votes among several nominees.

The cost of soliciting proxies from shareholders will be borne by the Company. The initial solicitation will be by mail. Thereafter, proxies may be solicited by Directors, officers and regular employees of the Company, by means of telephone, telegraph or personal contact, but without additional compensation therefore. The Company will reimburse brokers and other persons holding shares as nominees for their reasonable expenses in sending proxy soliciting material to the beneficial owners.

Any shareholder giving a Proxy has the right to revoke it at anytime before it is exercised. A shareholder may revoke his Proxy (1) by personally appearing at the Annual Meeting, (2) by written notification to the Company which is received prior to the exercise of the Proxy or (3) by a subsequent Proxy executed by the person executing the prior Proxy and presented at the Annual Meeting. All properly executed Proxies, if not revoked, will be voted as directed on all matters proposed by the Board of Directors, and, if the shareholder does not direct to the contrary, the shares will be voted ‘For’ each of the proposals described below.

The presence at the Annual Meeting, in person or by Proxy, of a majority of the shares of Common Stock outstanding on March 6, 2009, and entitled to vote, will constitute a quorum. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the meeting. Broker non-votes and shareholder abstentions are not counted in determining whether or not a matter has been approved by shareholders.

The 2008 Annual Report to shareholders of the Company is available on the website, www.firstsecuritybk.com, or by request for the information of the shareholders.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS (ITEM 1 ON PROXY CARD)

The Board of Directors of the Company is divided into three (3) classes B Class I, Class II, and Class III.  Each class consists of three Directors. The term of Class I Directors expires at the 2009 Annual Meeting. The term of Class II Directors expires at the 2010 Annual Meeting. The term of the Class III Directors expires at the 2011 Annual Meeting.,

The Nominating Committee of the Board of Directors has nominated Larry J. Pratt, Frank West and Will Hays for election as Class I Directors to serve until the 2012 Annual Meeting.  These nominees are currently serving as Class I Directors.  In addition, John Mothershed has been nominated by the Nominating Committee of the Board of Directors to serve until the 2011 Annual Meeting to complete the term vacated by Steve Ballard due to his untimely death in November of 2008.

John Mothershed holds the designation of Director Emeritus of the Company and currently serves on the Loan Committees, Trust Committee and other special committees of the bank.   Before his retirement from the Board of Directors in 2005, he served the Company for 33 years.  He is a retired businessman.

Unless authority is expressly withheld, the proxy holders will vote the proxies received by them for the three nominees for Class III Director listed above, reserving the right, however, to cumulate their votes and distribute them among the nominees, in their discretion. Although each nominee has consented to being named in this Proxy Statement and to serve if elected, if any nominee should prior to the Annual Meeting decline or become unable to serve as a Director, the proxies will be voted by the proxy holders for such other persons as may be designated by the present Board of Directors. During 2008, the Company’s Board of Directors had eighteen (18) regular meetings. No director attended less than 75% of the total number of meetings of the Board of Directors or committees upon which he served.

Pursuant to Mississippi Law and the Company’s Bylaws, directors are elected by a plurality of the votes cast in the election of Directors. A “plurality” means that the individuals with the largest number of favorable votes are elected as Director up to the maximum number of Directors to be chosen at the meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF ALL THE NOMINEES

INFORMATION CONCERNING NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the nominees and the other directors and executive officers of the Company.  The principal occupation of each person has been the same for the last five years, unless otherwise indicated in a footnote.  The directors serve for staggered three-year terms.  The officers of both Security Capital Corporation and First Security Bank are all elected for terms of one year.  The Board of First Security Bank by resolution designated Larry Pratt as Chairman on January 21, 1999.    Mr. Pratt has served on the Board of First Security Bank since 1970.  On January 21, 1999, the Board of First Security Bank designated Frank West as President; and on January 1, 2002, the Board appointed Mr. West as Chief Executive Officer of First Security Bank.

	Positions Currently
	Held with the		Principal
Name and Age	Corporation and Bank	Since	Occupation

Larry J. Pratt	Chairman of the Corporation	1999	Banker (1)
Age 69	Director of the Corporation	1983
	Chairman of the Bank	1999
	Director of the Bank	1970

Joe M. Brown	Director of the Corporation*	1983	Retired Insurance Agent/Justice
Age 72	Director of the Bank*	1977	Court Judge

Will Hays	Director of the Corporation*	2000	Retired Farmer (2)
Age 69	Director of the Bank*	2000

Ben Barrett Smith	Director of the Corporation*	1986	College Instructor and Retired Attorney (3)
Age 66	Director of the Bank*	1986

Frank West	Director of the Corporation	1999	Banker (4)
Age 57	Director of the Bank	1999
	President of the Corporation	1999
	President of the Bank	1999
	C E O of the Corporation	2002
	C E O of the Bank	2002

Tony Jones	Director of the Corporation*	2003	Real Estate Broker
Age 56	Director of the Bank*	2003	& Developer

Laney Funderburk	Director of the Corporation*	2005	Real Estate
Age 63	Director of the Bank*	2005	Developer

Ken Murphree	Director of the Corporation*	2007	Consultant &
Age 62	Director of the Bank*	2007	Realtor (5)

William R. Fleming	Vice-President of the Corporation	1999	Banker (6)
Age 60	Executive Vice President &
	Trust Officer of the Bank	2002

Connie Hawkins	Secretary/Treasurer of the		Banker (7)
Age 56	Corporation	1999
	Executive Vice-President, CFO & Cashier of the Bank	2002

Jeff Herron	Executive Vice-President &	2005	Banker (8)
Age 55	Loan Administrator

Dwayne Myers	Executive Vice-President &	2008	Banker (9)
Age 49	Loan Administrator

*Independent Director

(1)  Mr. Pratt served as President and CEO from 1997 to 1999.  Mr. Pratt served as Chairman and CEO from
       1999 to 2001.

(2) Mr. Hays retired from his career as a farmer in 2004.

(3)
Mr. Smith retired from his state government position, Chairman of the Mississippi Workers= Compensation Commission in 2004. In 2005,
he returned to law practice.  He retired from practicing law in 2006 and has served as a college instructor for several years.

(4)  Prior to 1999 Mr. West served as Senior Vice President, Cashier, and Operations Officer.  Mr. West was designated as President and Trust Officer in 1999.  Since 2002, Mr. West has served as both President and CEO.

(5)  Mr. Murphree served as Tunica County Administrator from May of 1994 to May of 2005 when he retired frompublic service.

(6)  Mr. Fleming=s title was changed from the Senior Vice-President to Executive Vice-President in 2002.

(7)  Ms. Hawkins served as Internal Auditor and Vice-President until 2001 when she was appointed Senior
Vice-President and Senior Auditor.  In 2002, she was appointed Chief Financial Officer, Cashier and
Executive Vice-President.

(8) Mr. Herron served as Vice-President and Loan Officer until 2004 when he was appointed Senior Vice-
       President and Loan Administrator.  In 2005, he was appointed Executive Vice-President and Loan
       Administrator.

(9) Mr. Myers was engaged in 2008 to serve as Executive Vice-President and Loan Administrator. Prior to his employment, he served other financial institutions in lending.

Six (6) of the Company's directors, constituting a majority, are independent.  No family relationship exists between any directors, executive officers, or persons nominated to become a director of the Company.

 It is the Company=s policy that members of the Board of Directors attend the annual meeting of shareholders.  At the 2008 annual meeting, eight (8) directors of the Company were in attendance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Holders of Common Stock

As of December 31, 2008, Security Capital Corporation had one shareholder that was the beneficial owner of more than 5% of the Common Stock of Security Capital Corporation and is listed below:

Name and Address of Beneficial Owner	Number of Shares/	Percentage
	Nature of Beneficial
	Ownership (1)
First Security Bank Employee	192,700	6.68%
Stock Ownership Plan
First Security Bank
P. O. Box 690
Batesville, Mississippi 38606
(1)	Constitutes sole ownership.

           The following table sets forth as of December 31, 2008 the number and percentage of Common Stock beneficially owned by each director of Security Capital Corporation and by all of the Corporation=s directors and executive officers as a group.  Unless indicated otherwise in a footnote, the directors and the executive officers possess sole voting and investment power with respect to all shares shown.

	Number of Shares
Name of Beneficial Owner	Beneficially Owned		Percentage
Larry J. Pratt	(1)	36,153	1.25%
Frank West	(2)	34,731	1.20%
Joe M. Brown	(3)	12,729	*
Ben Barrett Smith		30,275	1.05%
Will Hays		9,184	*
Tony Jones	(4)	3,063	*
Laney Funderburk	(5)	4,087	*
William R. Fleming	(6)	12,625	*
Connie Hawkins	(7)	10,940	*
Jeff Herron	(8)	6,273	*
Ken Murphree	(9)	2,229	*

Dwayne Myers		0	*
Executive officers and directors as a group		162,289	5.63%
(11 members in group)
* Less than 1%.

(1)	Includes 815 shares held in his personal retirement account.

(2)
Includes 136 shares held jointly with his spouse, 4,030 shares held by Mr. West=s spouse=s retirement account and 358 shares owned by his dependent children and 28,957 shares held by his personal retirement accounts.

(3)           Includes 8,861 shares owned jointly with his spouse.

(4)           Includes 2,760 shares held jointly with his spouse and 5 shares held by a grandchild under his custodianship.

(5)           Includes 4,045 shares held jointly with his spouse.

(6)	Includes 50 shares held jointly with his spouse, 5,509 shares held in a custodial account and 1,807 shares held in his personal retirement accounts.

(7)	Includes 1,276 shares held by her spouse=s retirement plan and 8,414 shares held in her personal retirement accounts.

(8)           Includes 173 shares held jointly with his spouse and 6,100 shares held in his personal retirement accounts.

(9)           Includes 10 shares held jointly with his spouse, 2,020 shares held in his personal retirement account, and 157shares held in his spouse’s retirement account.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company=s directors and executive officers to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Executive officers and directors are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company=s knowledge, based solely on a review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 2008, all Section 16(a) filing requirements applicable to the Company=s executive officers and directors were complied with.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

The Compensation Committee (for purposes of this analysis, the “Committee”) of the Board has the responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy. The Committee ensures that the total compensation paid to the named executive officers is fair, reasonable and competitive. Generally, the types of compensation and benefits provided to the named executive officers, including the actively-employed named executive officers, are similar to those provided to other executive officers of bank holding companies of similar asset size, performance, growth, and demographics in relation to the Company.

Throughout this proxy statement, the individuals who served as the Company’s Chief Executive Officer and Chief Financial Officer during fiscal 2008, as well as the other individuals included in the Summary Compensation Table on a subsequent page, are referred to as the “named executive officers.”

Compensation Philosophy and Objectives

The Committee believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns the interests of the executive officers with the Company’s overall business strategy, values and management initiatives. These policies are intended to reward executives for strategic management and the enhancement of shareholder value and support a performance-oriented environment that rewards achievement of internal goals.  The Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. To that end, the Committee believes executive compensation packages provided by the Company to its executives, including the named executive officers, should be designed to include compensation elements that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

As discussed, below, the Chief Executive Officer, working with the Company’s Human Resources Officer, conducts an annual review of the salary of the Company’s executive officers (other than the Chairman of the Board and the Chief Executive Officer whose performance is reviewed by the Committee).  The Chief Executive Officer makes recommendations regarding salary and bonus for the executive officers.

Setting Executive Compensation

Based on the foregoing objectives, the Committee has structured the Company’s executive compensation to motivate executives to achieve the business goals set by the Company and reward the executives for achieving such goals.  Based upon the subjective assessment of the nature of the position as well as the contributions, experience and company tenure of the executive officer, adjustments in base salary for the executive officers are made by the Compensation Committee. Additionally, the Company reviews the current compensation practices of financial institutions of similar asset size to insure that its compensation practices, policies and programs are competitive or at the least median of these institutions.  Usage of comparative compensation data from the market areas and its peer groups allows the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

2008 Executive Compensation Components

Historically, and for the fiscal year ended December 31, 2008, the principal components of compensation for named executive officers were:

•	base salary;

•	performance-based bonus compensation;

•	retirement benefits; and

•	perquisites and other personal benefits.
            Base Salary

Base Salary of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer).  The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year.  Salaries paid to executive officers (other than the Chairman and Chief Executive Officer) are reviewed annually by the Chief Executive Officer of the Company and the Human Resources Officer.  Based upon the subjective assessment of the nature of the position as well as the contributions, experience and company tenure of the executive officer, the Chief Executive Officer then makes suggestions as to adjustments in base salary for the executive officers to the Compensation Committee. Additionally, the Company reviews the current compensation practices of financial institutions of similar asset size to insure that its compensation practices, policies and programs are competitive or at the least median of these institutions.  Usage of comparative compensation data from the market areas and its peer groups allows the Company to retain talented executive officers who contribute to the Company's overall and long-term success.

Base Salary of Chairman of the Board and Chief Executive Officer.  During its review of base salaries for the Chairman of the Board and the Chief Executive Officer, the Committee primarily considers individual performance of the executive, overall performance of the Company, in addition to publicly disclosed compensation of chief executive officers of other bank holding companies of similar asset size, performance, growth and demographics.

Performance-Based Bonus Compensation

Annual Bonus of Executive Officers (excluding the Chairman of the Board and the Chief Executive Officer):  Each fiscal year, the Chief Executive Officer, working with the Director of Human Resources and other Company executives, develops a Companywide bonus proposal. The size of the bonus proposal is based upon a subjective assessment of overall Company and departmental performance as compared to budgeted and prior year performance, and the extent to which the Company achieved its overall financial performance goals and return on stockholders' equity.  The bonus proposal, containing the individual bonus recommendations for the executive officers, is then presented to the Board of Directors of the Company for modifications and approval.  The annual bonus is paid before year end.

Annual Bonus of Chairman of the Board and Chief Executive Officer.  Bonus proposals regarding the Chairman and Chief Executive Officer are made by the Committee based on the same basic criteria applied to other executive officers.

Each year, the annual bonus is paid before year end.   Bonus awards made to named executive officers are reflected in the Bonus column of the Summary Compensation Table on a subsequent page.

401(k) Plan and Employee Stock Ownership Plan

The Bank has a 401(k) plan which provides for certain salary deferrals, covering substantially all full-time employees of the Company and subsidiaries.  The Company matches employee 401(k) contributions equal to 60% of an employee’s first 5% of salary deferral.  Contributions to the ESOP portion of the plan are at the discretion of the Board of Directors. These discretionary contributions are invested in the Company’s common stock.

Each participant’s account is credited with the participant’s contributions and matching amounts contributed by the Company on behalf of the participant. Discretionary amounts contributed by the Company are allocated based on the participant’s annual compensation. Investment earnings on participant directed accounts are allocated based on each participant’s account earnings. Other investment earnings are allocated based on the balance of the participant’s account.

The matching contributions to the 401(k) portion of the plan and the discretionary contributions to the ESOP portion of the plan become 100% vested after 7 years of credited service. The participants are always 100% vested in the participant’s contributions. Forfeited nonvested accounts may be used to reduce future employer contributions or to allocate to other participants.
Upon termination of service, a participant may elect to receive either a lump-sum amount, periodic installments for a period not to exceed ten years, or a combination thereof.

The Company matching 401(k) contributions are included in item (1) and allocations of ESOP discretionary contributions are included in item (2) in the All Other Compensation column of the Summary Compensation Table on a subsequent page.

Perquisites and Other Personal Benefits

The Company provides named executive officers with perquisites and other personal benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. The Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers.

The named executive officers are provided an automobile allowance and country club membership dues. Compensation attributed to the automobile allowance is included in item (3) of the Other column in the Summary Compensation Table on a subsequent page of this report.  Compensation, attributed to country club memberships and accounting and consulting fees, is included in item (4) and item (5), respectively, of the Other column in the  Summary Compensation Table.

Potential Payments upon Termination or Change in Control

The Company has not entered into any Change of Control Agreements with directors or executive officers.

Director Compensation

The Committee determines the amount of Directors’ compensation on an annual basis. The Committee uses available data from peer banks in determining the amount of compensation to pay. The Committee also considers the role of directors, the expected number of meetings that will occur and any other additional duties or circumstances that may require additional attention by directors or impose additional responsibilities.

Non-officer Directors were subject to a possible annual compensation of $32,050  in 2008 based on the number of Board meetings attended during the year. Directors who are members of Board committees receive a payment for each committee meeting attended.

Information related to the 2008 compensation of directors is included in the Director Compensation Table on a subsequent page.  Committee and board meeting fees paid to executive board members are included in column (1) of the Director Compensation Table.

Under Section 162(m) of the Internal Revenue Code, compensation in excess of $1 million paid to a chief executive officer or any of the four other most highly compensated officers generally cannot be deducted.  The committee has determined the Company’s compensation practices and policies are not currently affected by this limitation.

Compensation Committee Interlocks and Insider Participation

There are no relationships that would create a compensation committee interlock as defined under applicable SEC regulations.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the Compensation Committee of the Board of Directors:

Ben Smith	Laney Funderburk	Tony Jones

Joe Brown	Will Hays	Ken Murphree

The Board of Directors has determined that the members of the Compensation Committee are independent.

SUMMARY COMPENSATION TABLE

The following table shows the compensation for 2008 for the Chief Executive Officer of the Company and the  other Executive Officers of the Company and the Bank whose cash compensation exceeded $100,000.

Name and Principal Position		Year	Salary	Bonus	Other		Total

Larry Pratt
	Chairman	2006	30,000	0	984	(1)	36,873
					1,954	(2)
					2,400	(3)
					1,535	(4)
					0	(5)

	Chairman	2007	0	0	0	(1)	34,000
					0	(2)
					0	(3)
					1,600	(4)
					32,400	(5)

	Chairman	2008	30,000	0	648	(1)	35,733
					1,259	(2)
					2,400	(3)
					1,426	(4)
					0	(5)

Frank West
	President & CEO	2006	202,400	120,000	11,000	(1)	344,373
					8,660	(2)
					2,313	(3)
					0	(4)
					0	(5)

	President & CEO	2007	215,000	130,000	11,250	(1)	366,997
					8,818	(2)
					1,349	(3)
					580	(4)
					0	(5)

	President & CEO	2008	230,000	25,000	11500	(1)	279,554
					8,940	(2)
					2,688	(3)
					1,426	(4)
					0	(5)
William R. Fleming
	EVP & Trust Officer	2006	120,500	30,000	7,436	(1)	165,107
					5,971	(2)
					1,200	(3)
					0	(4)
					0	(5)

	EVP & Trust Officer	2007	129,000	35,000	8,285	(1)	179,979
					6,494	(2)
					1,200	(3)
					0	(4)
					0	(5)

	EVP & Trust Officer	2008	136,000	6,750	7,472	(1)	157,231
					5,809	(2)
					1,200	(3)
					0	(4)
					0	(5)

Connie Hawkins
	EVP, CFO & Cashier	2006	120,000	30,000	7,708	(1)	166,985
					6,277	(2)
					0	(3)
					0	(4)
					3,000	(5)

	EVP, CFO & Cashier	2007	128,500	35,000	8,299	(1)	181,304
					6,505	(2)
					0	(3)
					0	(4)
					3,000	(5)

	EVP, CFO & Cashier	2008	135,000	6,750	7,197	(1)	157,699
					5,752	(2)
					0	(3)
					0	(4)
					3,000	(5)

Jeff Herron
	EVP and Loan	2006	120,000	30,000	7,560	(1)	164,735
	Administrator				5,975	(2)
					1,200	(3)
					0	(4)
					0	(5)

	EVP and Loan	2007	128,500	35,000	8,235	(1)	179,390
	Administrator				6,455	(2)
					1,200	(3)
					0	(4)
					0	(5)

	EVP and Loan	2008	136,000	6,000	7,448	(1)	156,438
	Administrator				5,790	(2)
					1,200	(3)
					0	(4)
					0	(5)

(1)	Company Contribution to 401k Plan
(2)	ESOP Allocations
(3)	Automobile Allowance
(4)	Country Club Membership Dues
(5)	Other Fees including Accounting and Consulting

OTHER POTENTIAL POST-EMPLOYMENT PAYMENTS

The Company does not use employment contracts for executives and does not have any contractual obligations for potential post employment severance payments.

DIRECTOR COMPENSATION TABLE

During 2008, each Director of Security Capital Corporation received $350.00 for each Board meeting and $500 for each Audit Committee meeting that was attended. Normally, five scheduled meetings are held each month and one scheduled meeting per quarter is held.  Of the five scheduled monthly meetings, three are Loan Committee Meetings which are attended, respectively, by the members of Desoto Loan Committee, the Tunica Loan Committee and the Batesville Loan Committee.  The Trust Committee Meeting and the Director=s Meeting complete the monthly meetings.  The quarterly meeting is the Audit Committee Meeting.  Special meetings are called as needed and the directors are reimbursed if the monthly cap of $1,050.00 has not been reached.   Based on the fee structure at the end of the year, a director not attending a maximum of three (3) meetings during the month would be paid by the number of meetings attended.  Inside Directors who are employed full-time do not receive monthly or quarterly meeting fees.   In addition, each director that was active at year-end received an annual fee of $1,500.00 from First Security Bank, $7,500.00 from Security Capital Corporation and $1,000 from Batesville Security Building Corporation.  The total possible fee is contingent on the number of committees on which a director serves.

The following table shows information related to cash and other compensation paid to directors during 2008.

	Fees	Other
Name	Earned	Compensation	Total
Larry Pratt	32,050	-	32,050

Joe M. Brown	21,450	-	21,450

Will Hays	24,950	-	24,950

Ben Barrett Smith	20,850	-	20,850

Frank West	10,000	-	10,000

Tony Jones	19,100	-	19,100

Laney Funderburk	19,450	-	19,450

Ken Murphree	22,250	-	22,250

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Security Capital Corporation has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers and their associates.  These transactions have been on substantially the same terms - including interest rates, collateral requirements, and repayment terms on extensions of credit - as those prevailing or required for an outside customer.

PROPOSAL NO. 2 – APPROVAL OF PROPOSED INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

The Board of Directors proposes to increase the authorized number of shares of common stock from 5,000,000 to 10,000,000.

This increase would allow the Board of Directors without delay to make decisions regarding future capital raising transactions as well as declarations of stock dividends or stock splits.  Currently, the number of shares outstanding is 2,882,709.

The Board of Directors believes it is necessary to increase the Company's authorized capital stock from the current 5,000,000 shares to 10,000,000.  Among the reasons for doing this include the fact that since 1965 we have utilized authorized and outstanding shares for stock dividends and stock splits.  The Board also believes that additional authorized shares are required to ensure the Company's ability to satisfy these obligations, and to provide the Company with the flexibility to use these newly authorized shares for raising additional equity capital, for stock dividends or stock splits, stockholder rights plans, etc., which may appear desirable in the future.  There are presently no arrangements, intentions, nor understandings with the respect to the issuance of any additional shares of common stock.

If additional stock is authorized, the Board of Directors would, without further action by the shareholders unless otherwise required by law or regulation, be able to authorize issuance of the stock at such times, for such purposes and for such consideration as it may deem desirable, without further shareholder action. Any issuance of additional authorized shares could result in the dilution of each existing shareholder's voting power, and could, depending upon a variety of factors, have the effect of diluting the earnings per share of book value per share of outstanding shares of Common Stock.  The Board has no intention for issuance of stock which may result in dilution in the voting power of the present shareholder base.

The issuance of additional shares of Common Stock might have anti-takeover effects by diluting the voting power of a person seeking to acquire the Company, but this is not the sole purpose of the increased authorization and the Board has no present intention of issuing Common Stock for such purpose.

This proposal to amend the Articles is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company. The Board does not presently contemplate recommending the adoption of any other amendments to the Articles which could be construed to affect the ability of third parties to takeover or change control of the Company.

The articles and Bylaws of the Company presently contain the following provision which could be considered to have an anti-takeover effect:  (i) authorized but unissued shares of Common Stock issuable by the Board of Directors without shareholder approval; (ii) division of the Board of Directors into three (3) classes of directors serving staggered three-year terms; and (iii) the requirement of the supermajority shareholder approval to approve certain business combinations.

Your Board of Directors, therefore, has unanimously voted to approve the proposed amendment to increase the authorized capital shares to 10,000,000 shares and intends to vote for the Amendment at the Annual Meeting.

Holders of the Company's Common Stock do not have preemptive rights as to any class of stock of the Company.  Therefore, the Company may issue any stock, any rights to purchase stock or any other security convertible into stock without first offering any such securities to the holders of the Common Stock.  Holders of the Common Stock are entitled to one vote per share on all matters to be decided by the shareholders.

A copy of the proposed amendment to the Company's Articles as adopted by the Board of Directors is included in this Proxy Statement as Exhibit "A".

RECOMMENDATION AND REQUIRED AFFIRMATIVE VOTE

Approval of the amendment to the Articles by the shareholders requires the affirmative vote of the holders of a majority of the votes cast (in person or by proxy) at the meeting for or against such approvals.  It is expected that shares owned beneficially or controlled by the officers and directors of the Company (approximately 10.64% of the outstanding stock) will be voted in favor of the proposed amendment to the Articles.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY DETERMINED THAT THE AMENDMENT TO THE ARTICLES IS IN THE BEST INTERESTS OF THE COMPANY AND ALL ITS SHAREHOLDERS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE ARTICLES.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FEES

T.E. Lott & Company was the independent registered public accounting firm for the Company during the most recently completed fiscal year and will serve as the independent auditors for the Company during the current fiscal year. Representatives of this firm will be present at the Annual Meeting and have an opportunity to make statements if they so desire and are expected to be available to respond to appropriate questions.

The following is a summary of fees related to services performed for the Company by T.E. Lott & Company for the two years ended December 31, 2008:

	2008	2007
Audit fees - Audits of annual financial statements, effectiveness of internal controls over financial reporting and reviews of financial
statements included in Forms 10Q	$86,740	$81,645

Audit related fees	-	380

Tax fee	-	-

All other fees	-	-

Total	$86,740	$82,025

The Audit Committee has adopted pre-approval policies and procedures which are available on the company’s website, www.firstsecuritybk.com.  All of the fees set forth above were pre-approved by the Audit Committee. The Audit Committee has considered whether any provision of non-audit services is compatible with maintaining the principal auditor=s independence.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has a standing Audit Committee of its Board of Directors which met four (4) times during 2008. The members appointed to serve on the 2008 Audit Committee are Joe Brown, Will Hays, and Steve Ballard.    Mr. Ballard was designated as the chairman.  He served and attended all 2008 meetings until his untimely death on November 28, 2008.  With this vacancy, Mr. Hays was designated as acting chairman and

Ken Murphree was appointed to complete the directorship on the committee for the remainder of the year.  Each of the members of the Audit Committee are identified as independent directors.  The Company's Board of Directors at this time has not identified an "audit committee financial expert" as that term is defined in pertinent Securities and Exchange Commission regulations, because currently no member of the Board of Directors meets the criteria set forth in these regulations.  The Audit Committee reviews audit plans, examination results of both independent and internal auditors and makes recommendations to the Board of Directors concerning independent auditors.

For 2008, the Company=s Compensation Committee was comprised of Steve Ballard, Will Hays, Tony Jones,   Ken Murphree, Laney Funderburk, Ben Smith and Joe Brown which reviewed and approved all officers= salaries and compensation as needed.  Mr. Ballard served on this committee until his untimely death on November 28, 2008. The agenda for the 2008 Board of Directors meetings includes the appointment of members to the Compensation Committee.
The Nominating Committee members for 2008 were designated as Steve Ballard, Joe Brown, Will Hays, and Laney Funderburk.  Each of the members of the Nominating Committee are independent directors.  Mr. Ballard served on this committee until his untimely death on November 28, 2008.  The Nominating Committee does not have a charter. The Company=s Bylaws are silent as to nominations to the Board of Directors, other than those made by or at the direction of the Board of Directors.  The Nominating Committee does not accept nominations directly from shareholders.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company=s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

With respect to fiscal year 2008, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) Interim Auditing Standard AU Section 380, “Communication with Audit Committees.”  The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independent Discussions with Audit Committees, and has discussed with the independent auditors the auditor=s independence.

The Audit Committee has discussed with the Company's management and independent auditors the process used for certifications by the Company's chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company's filings with the Securities and Exchange Commission.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the Securities and Exchange Commission.

The Board of Directors has determined that the members of the Audit Committee are independent.

The Board of Directors adopted a written charter for the Audit Committee and is available on the company’s website, www.firstsecuritybk.com.

Submitted by the Audit Committee of the Board of Directors:

Joe Brown	Will Hays	Ken Murphree

OTHER MATTERS

Management at present knows of no other business to be brought before the meeting. However, if other business is properly brought before the meeting, it is the intention of the management to vote the accompanying Proxies in accordance with its judgment.

PROPOSALS FOR 2010 ANNUAL MEETING

Any shareholder who wishes to present a proposal at the Company=s next Annual Meeting and who wishes to have the proposal included in the Company=s Proxy Statement and form of proxy for the meeting must submit the proposal to the undersigned at the address of the Company not later than December 8, 2009.

The accompanying Proxy is solicited by Management.

BY ORDER OF THE BOARD OF DIRECTORS

Dated and available at
Batesville, Mississippi
On or about March 6, 2009

EXHIBIT “A”

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION
OF
SECURITY CAPITAL CORPORATION

Article Fourth of the Articles of Incorporation is hereby amended in its entirety to read as follows:

The aggregate number of shares which the Corporation shall have authority to issue is 10,000,000 shares of common stock, all of one class having a par value of $5.00 each.

PROXY SOLICITED FOR ANNUAL MEETING

OF SHAREHOLDERS OF

SECURITY CAPITAL CORPORATION

TO BE HELD ON APRIL 16, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Bill Fleming, Jeff Herron and Ann Shankle or any one of them as Proxy with the power to appoint his substitute and hereby authorizes him to represent the undersigned, and to vote upon all matters that may properly come before the Annual Meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated herein, with full power to vote all shares of common stock of  Security Capital Corporation held of record by the undersigned on March 6, 2009, at the Annual Meeting of Shareholders to be held on  April 16, 2009, or any adjournment(s) thereof.

IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR EACH NOMINEE LISTED BELOW AND AT THE DISCRETION OF THE PERSON NAMED ABOVE IN CONNECTION WITH ANY OTHER BUSINESS PROPERLY COMING BEFORE THE MEETING.

1.
PROPOSAL to elect for Class I  - the three (3) identified nominees as directors for term expiring 2012 and for Class III - to elect the identified nominee as director to complete the term expiring 2011 vacated by the untimely death of Steve Ballard.

Class I	Class III

Larry J. Pratt F	John Mothershed
Frank West
Will Hays

( )           FOR all nominees                                                          ( )           WITHHOLD AUTHORITY

2.	PROPOSAL to amend the Articles of Incorporation to authorize the increase of authorized shares of common stock from 5,000,000 to 10,000,000.

( )           FOR                           (   )           AGAINST                      ( )           WITHHOLD AUTHORITY

When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If corporation or partnership, sign in full corporate or partnership name by authorized person.

Signature(s):___________________________________________________________________________

Dated:__________________________, 2009

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

SECURITY CAPITAL CORPORATION
POST OFFICE BOX 690
BATESVILLE, MISSISSIPPI 38606

REQUEST FOR AN ANNUAL REPORT AND PROXY STATEMENT

( )	I elect to receive a paper copy of the annual report and the proxy statement. According to the address on file, the copy will be mailed to:

(Stockholder Mailing Label)

(    )           I elect to receive an e-mail with the annual report and the proxy statement attached.   My
e-mail address is:

______________________________________________

The 2008 Annual Report and the Proxy Statement for the 2009 Annual Shareholders’ Meeting are available on the home page of the website of First Security Bank.  The web address is:

www.firstsecuritybk.com/AnnualReport

Your password to access the report is 2008PROXY

If you have questions regarding the availability of the 2008 Annual Report and the Proxy Statement for the 2009 Annual Shareholders’ Meeting, please contact Genelle Scott or Russell Pierce or Connie Hawkins at:

Toll Free Telephone Number: 1-800-707-3180
E-Mail Address:  gscott@firstsecuritybk.com or rpierce@firstsecuritybk.com or chawkins@firstsecuritybk.com

______________________________________________                                                                                                                              ____________________
                  Signature of Shareholder                                                                                                                                                                                                 Date